UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2018

THE TRADE DESK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37879	27-1887399
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

42 N. Chestnut Street
Ventura, CA 93001
(Address of principal executive offices) (Zip Code)

(805) 585-3434
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 2.02   Results of Operations and Financial Condition

On November 8, 2018, The Trade Desk, Inc. (the “Registrant”) issued a press release announcing its financial results for the quarter ended September 30, 2018. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01   Other Events

In accordance with Release No. 69279 issued by the Securities and Exchange Commission (“SEC”) on April 2, 2013 (the “Report”), which Report provides guidance to issuers regarding the use of social media to disclose material non-public information, the Registrant intends to use our Investor Relations website (http://investors.thetradedesk.com/investor-overview), Twitter feed (@TheTradeDesk), LinkedIn page (https://www.linkedin.com/company/the-trade-desk/), and Facebook page (https://www.facebook.com/TheTradeDesk/), and the Registrant’s Chief Executive Officer, Jeff Green’s Twitter feed (@jefftgreen) and LinkedIn page (https://www.linkedin.com/in/jefftgreen/) from time to time to communicate with the public about the Registrant and other issues.

It is possible that the information that we post on any of the aforementioned sites and applications could be deemed to be material information. Therefore, in light of the SEC’s Report, we encourage investors, the media, and others interested in the Registrant to review the information that we post in addition to the information that we disclose in our SEC filings, press releases, public conference calls and webcasts.

Item 9.01   Financial Statements and Exhibits

(d)   The following exhibit is being filed herewith:

Exhibit No.	Description
99.1	Press release of the Registrant dated November 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TRADE DESK, INC.
(Registrant)

Date:	November 8, 2018
		By:	/s/ Paul E. Ross
Paul E. Ross
Chief Financial Officer
(Principal Financial and Accounting Officer)